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                   INDEMNIFICATION AGREEMENT                      Exhibit 10.22

     This INDEMNIFICATION AGREEMENT ("Agreement"), dated as of May 29, 1996, is among LINCOLN NATIONAL CORPORATION, an Indiana corporation ("LNC") and AMERICAN STATES FINANCIAL CORPORATION, an Indiana corporation (the "Company") and AMERICAN STATES INSURANCE COMPANY, an Indiana insurance company ("ASIC").

     WHEREAS, LNC is the owner of all of the Company's issued and outstanding shares of common stock, no par value ("Common Stock") at the date hereof, and LNC and the Company have determined to cause the Company to offer to the public (the "Public Offering") up to an aggregate of 11,500,000 outstanding and new shares of the Common Stock, in a primary offering.

     WHEREAS, the Company is the owner of all of ASIC's issued and outstanding shares of common stock at the date hereof.

     WHEREAS, the parties hereto desire to enter into this Agreement which sets forth the terms of certain indemnification rights applicable to the Public Offering.

     NOW, THEREFORE, upon the terms and conditions, and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following initially capitalized terms shall have the following meanings:

     (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with the former person.

     (b) "SEC" means the United States Securities and Exchange Commission.

     (c) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     2. Indemnification and Contribution.

     (a) In connection with the Public Offering, the Company and ASIC agree to indemnify and hold harmless LNC, its officers and directors, and each person, if any, who controls any of the foregoing persons within the meaning of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein), or any amendment thereto or supplement thereto, or in any document

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incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and ASIC shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to LNC furnished to the Company and ASIC in writing by or on behalf of LNC specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of LNC and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company and ASIC may otherwise have to LNC, its officers and directors, or any controlling person of the foregoing.

     (b) In the case of the Public Offering, LNC agrees to indemnify and hold harmless each of the Company and ASIC, its officers and directors and each person, if any, who controls any of the foregoing (within the meaning of the Securities Act), from and against any and all claims, liability, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced, or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to LNC furnished in writing to the Company or ASIC by or on behalf of LNC specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The foregoing indemnity is in addition to any liability which LNC may otherwise have to each of the Company and ASIC, or any of its directors, officers or controlling persons.

     (c) Procedure for Indemnification.  Each party indemnified under paragraph
(a) or (b) of this Section 2 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof, provided that the failure to notify the indemnifying party shall not relieve it from an liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 2, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate

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therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified led party within the meaning of the Securities act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party shall not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party; for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

     If the indemnification provided for in this Section 2 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company or proceeds from the offering. The amount paid or payable by an indemnified party as a

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result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     3. Miscellaneous.

     (a) Injunctions. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

     (b) Severability. If any term or provision of this Agreement held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

     (c) Further Assurances. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     (d) Waivers, etc. No failure or delay on the part of either party (or the intended third party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     (e) Entire Agreement. This Agreement contains the final and complete understanding of the parties' with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter


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hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

     (f) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

     (g) Amendment. This Agreement may be amended only by a written instrument duly executed by an authorized officer of each of the parties.

     (h) Notices. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or
(ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent:

     (i)  if to LNC, to:

          Lincoln National Corporation
          200 East Berry Street
          Fort Wayne, Indiana 46802
          Attention: Jack D. Hunter, Executive
          Vice President and General Counsel

     and


     (ii) if to the Company or ASIC, to:

          American States Financial Corporation
          500 North Meridian
          Indianapolis, Indiana 46204
          Attention: President,


or to such other address as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above.

     (i) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA.


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     (j) Assignment.  Except as provided herein, the parties may not assign their rights under this Agreement. None of the Company, ASIC or LNC may delegate its obligations under this Agreement.

     IN WITNESS WHEREOF, LNC, the Company and ASIC have caused this Agreement to be duly executed by their authorized representative as of the date first above written.

                        LINCOLN NATIONAL CORPORATION


                        By:/s/ Barbara S. Kowalczyk
                           ---------------------------
                        Name: Barbara S. Kowalczyk
                        Title: Senior Vice President

                        AMERICAN STATES FINANCIAL CORPORATION


                        By:/s/ Thomas M. Ober
                           ---------------------------
                        Name: Thomas M. Ober
                        Title: Secretary

                        AMERICAN STATES INSURANCE COMPANY


                        By:/s/ Thomas M. Ober
                           ---------------------------
                        Name: Thomas M. Ober
                        Title: Secretary





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